UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report(Date of earliest event reported): March 25, 2010

                            OPT-SCIENCES CORPORATION
            (Exact name of registrant as specified in its charter)

              New Jersey                  0-1455                21-0681502
     (State or other jurisdiction  (Commission File Number)    (IRS Employer
    of incorporation or organization)                      Identification No.)

1912 Bannard Street, Cinnaminson, New Jersey                       08077
 (Address of principal executive offices)                        (zip code)

Registrant's telephone number, including area code:  (856) 829-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                      INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.07	ELECTION OF DIRECTORS

At the Annual Meeting of Shareholders held on March 25, 2010, a total of 535,640 shares (or approximately 69% of all outstanding shares) owned by the Arthur J. Kania Trust, Arthur J. Kania and Anderson L. McCabe was voted in favor of the reelection of each of the management slate of directors, namely Anderson L. McCabe, Arthur J. Kania and Arthur J. Kania, Jr. The Company did not solicit proxies from other shareholders and no such other shareholders were present at the meeting, either in person or by proxy.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    OPT-SCIENCES CORPORATION

                                   By: /s/ Anderson L. McCabe
                                      -------------------------
                                       President, Chief Executive Officer
                                       and Chief Financial Officer
Date: March 26, 2010